GRAMERCY CAPITAL CORP.

Supplemental Data

March 31, 2010

Table of Contents

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed integrated commercial real estate finance and property investment company whose Gramercy Finance division focuses on the direct origination, acquisition and portfolio management of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities, and whose Gramercy Realty division targets commercial properties leased primarily to financial institutions and affiliated users throughout the United States.

Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Jenkintown, Pennsylvania, Charlotte, North Carolina, and St. Louis, Missouri.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gkk.com.

Forward-Looking Information

This supplemental data contains forward-looking information based upon the Company's current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this supplemental data include the reduction in cash flows received from the Company's investments, in particular its CDOs and the Gramercy Realty portfolio; the ability of the Company's Gramercy Realty division to renegotiate the terms of its mortgage and mezzanine loan obligations; compliance with financial covenants; maintenance of liquidity needs, including balloon debt payments; the success or failure of the Company's efforts to implement its current business strategy; the strength of the commercial finance and real estate property markets, and the banking industry specifically; competitive market conditions; unanticipated administrative costs; general and local economic conditions; interest rates; capital and credit market conditions; bankruptcies and defaults of borrowers or tenants in the Company's properties or properties securing the Company's debt investments; the resolution of the Company's non-performing and sub-performing assets; management changes; compliance with overcollateralization and interest coverage tests in the Company's CDOs; and other factors including those listed in the Company's Annual Report on Form 10-K and in the Company's Quarterly Reports on Form 10-Q, which are beyond the Company's control. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

GRAMERCY
CAPITAL
CORP.

Consolidated Financial Information

Comparative Balance Sheets - Assets

(Unaudited - in thousands) *

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Assets					
Real estate investments, at cost:					
Land	$ 941,576	$ 910,137	$ 894,510	$ 894,301	$ 896,668
Building and improvements	2,442,109	2,428,403	2,419,471	2,410,975	2,414,527
Less: accumulated depreciation	(122,815)	(107,460)	(91,881)	(76,692)	(61,493)
Total real estate investments, net	3,260,870	3,231,080	3,222,100	3,228,584	3,249,702
Cash and cash equivalents	127,446	138,345	96,745	87,610	83,199
Restricted cash	258,964	207,190	254,128	200,306	233,140
Pledged government securities, net	96,168	97,286	98,337	99,447	100,483
Loans and other lending investments, net	1,235,149	1,383,832	1,451,703	1,676,726	1,914,606
Commercial mortgage-backed securities	992,899	984,709	983,367	947,663	887,585
Investment in joint ventures	109,567	108,465	106,803	102,669	99,433
Assets held for sale, net	641	841	146,896	266,951	261,554
Tenant and other receivables, net	69,257	61,163	37,730	29,283	34,533
Derivative instruments, at fair value	1,556	-	-	-	-
Accrued interest	33,201	32,184	32,813	29,493	23,392
Acquired lease assets, net	435,659	450,436	465,502	480,012	499,652
Deferred costs, net	34,259	32,041	38,615	43,376	47,016
Other assets	43,716	37,865	45,998	44,791	50,198
Total assets	$ 6,699,352	$ 6,765,437	$ 6,980,737	$ 7,236,911	$ 7,484,493

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

(Unaudited - in thousands) *

	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Liabilities					
Mortgage notes payable	$ 1,737,242	$ 1,743,668	$ 1,754,946	$ 1,763,690	$ 1,771,512
Mezzanine notes payable	552,989	553,522	566,442	569,122	573,464
Term loan, credit facility and repurchase facility	-	-	48,881	64,976	79,601
Collateralized debt obligations	2,685,917	2,705,534	2,608,230	2,608,175	2,607,759
Junior subordinated notes	52,500	52,500	150,000	150,000	150,000
Total secured and other debt	5,028,648	5,055,224	5,128,499	5,155,963	5,182,336
Accounts payable and accrued expenses	66,015	67,706	83,862	79,441	74,378
Management and incentive fees payable	-	-	-	-	1,972
Dividends payable	14,043	11,707	9,317	6,981	4,661
Accrued interest payable	10,627	9,784	8,896	8,217	8,004
Deferred revenue	172,151	159,246	92,352	86,066	99,683
Below market lease liabilities, net	751,009	770,781	795,833	816,012	845,769
Leasehold interests, net	17,569	18,254	18,939	19,556	20,361
Liabilities related to assets held for sale	263	238	61,001	67,684	60,372
Derivative instruments, at fair value	115,482	88,786	139,421	96,563	206,529
Other liabilities	6,869	16,193	19,297	25,704	23,923
Total liabilities	6,182,676	6,197,919	6,357,417	6,362,187	6,527,988
Stockholders' equity:					
Common stock	50	50	50	50	50
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,079,062	1,078,784	1,078,828	1,078,526	1,078,109
Accumulated other comprehensive income	(122,434)	(96,038)	(142,260)	(99,567)	(209,522)
(Accumulated deficit) retained earnings	(552,589)	(527,821)	(427,327)	(224,211)	(26,069)
Total Gramercy Capital Corp. stockholders' equity	515,294	566,180	620,496	866,003	953,773
Non-controlling interest	1,382	1,338	2,824	8,721	2,732
Total stockholders' equity	516,676	567,518	623,320	874,724	956,505
Total liabilities and stockholders' equity	$ 6,699,352	$ 6,765,437	$ 6,980,737	$ 7,236,911	$ 7,484,493

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

Comparative Statements of Operations

(Unaudited - in thousands, except per share data)

	Quarter Ended March 31, 2010	Quarter Ended March 31, 2009
Revenues:		
Rental revenue	$ 79,874	$ 79,924
Investment income	44,251	52,934
Operating expense reimbursements	28,934	30,516
Gain on sales and other income	1,872	1,270
Total revenues	154,931	164,644
Property operating expenses:		
Utilities	10,321	10,272
Real estate taxes	10,614	9,888
Ground rent and leasehold obligations	4,820	4,628
Direct billable expenses	1,639	2,162
Property and leasehold impairments	-	3,104
Other property operating expenses	19,253	20,771
Total property operating expenses	46,647	50,825
Other income (expense):		
Marketing, general and administrative	(7,702)	(8,784)
Management fees	-	(5,672)
Impairment on loans held for sale	(12,326)	(84,428)
Provision for loan loss	(41,160)	(52,771)
Gain on extinguishment of debt	7,740	107,229
Total other income (expense)	(53,448)	(44,426)
EBITDA	54,836	69,393
Interest expense	51,222	65,581
Depreciation and amortization	27,808	27,346
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(24,194)	(23,534)
Equity in net income from unconsolidated joint ventures	1,116	2,212
Provision for taxes	(38)	(2,267)
Net loss from continuing operations	(23,116)	(23,589)
Net loss from discontinued operations	(313)	(1,919)
Net gains from disposals	1,041	573
Net income (loss) from discontinued operations	728	(1,346)
Net loss	(22,388)	(24,935)
Net income attributable to non-controlling interest	(44)	(20)
Net loss attributable to Gramercy Capital Corp.	(22,432)	(24,955)
Accrued preferred stock dividends	(2,336)	(2,336)
Net loss available to common stockholders	$ (24,768)	$ (27,291)
Basic earnings per share:		
Net loss available to common stockholders	$ (0.50)	$ (0.55)
Diluted earnings per share:		
Net loss available to common stockholders	$ (0.50)	$ (0.55)
Basic weighted average common shares outstanding	49,896	49,860
Diluted weighted average common shares and common share equivalents outstanding	49,896	49,860

GRAMERCY CAPITAL CORP.

Reconciliation of Discontinued Operations

(Unaudited - in thousands)

	Quarter Ended		
	March 31, 2010 Pre-DISCOPS	March 31, 2010 DISCOPS	March 31, 2010 Post-DISCOPS
Revenues:			
Rental revenue	$ 79,964	$ (90)	$ 79,874
Investment income	44,251	-	44,251
Operating expense reimbursements	28,997	(63)	28,934
Gain on sales and other income	1,909	(37)	1,872
Total revenues	155,121	(190)	154,931
Property operating expenses:			
Utilities	10,220	101	10,321
Real estate taxes	10,624	(10)	10,614
Ground rent and leasehold obligations	4,823	(3)	4,820
Direct billable expenses	1,698	(59)	1,639
Property and leasehold impairments	257	(257)	-
Other property operating expenses	19,518	(265)	19,253
Total property operating expenses	47,140	(493)	46,647
Other income (expense):			
Marketing, general and administrative	(7,702)	-	(7,702)
Impairment on loans held for sale	(12,326)	-	(12,326)
Provision for loan loss	(41,160)	-	(41,160)
Gain on extinguishment of debt	7,740	-	7,740
Total other income (expense)	(53,448)	-	(53,448)
EBITDA	54,533	303	54,836
Interest expense	51,222	-	51,222
Depreciation and amortization	27,818	(10)	27,808
Net gains from disposals	(1,041)	1,041	-
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(23,466)	(728)	(24,194)
Equity in net income from unconsolidated joint ventures	1,116	-	1,116
Provision for taxes	(38)	-	(38)
Net loss from continuing operations	$ (22,388)	$ (728)	$ (23,116)
Net loss from discontinued operations	$ -	$ (313)	$ (313)
Net gains from disposals	-	1,041	1,041
Net loss from discontinued operations	-	728	728
Net (income) attributable to non-controlling interest	(44)	-	(44)
Net loss attributable to Gramercy Capital Corp.	$ (22,432)	$ -	$ (22,432)

(Unaudited - in thousands, except per share data)

	Quarter Ended	
	March 31, 2010	March 31, 2009
Net loss available to common stockholders	$ (24,768)	$ (27,291)
Add:		
Depreciation and amortization	29,565	30,698
FFO adjustment for unconsolidated joint ventures	1,080	1,173
Less:		
Non-real estate depreciation and amortization	(2,185)	(2,989)
Gain on sale of real estate	(1,041)	(358)
Funds from operations	$ 2,651	$ 1,233
Funds from operations per share - basic	$ 0.05	$ 0.02
Funds from operations per share - diluted	$ 0.05	$ 0.02

Consolidated Statement of Stockholders' Equity

(Unaudited - in thousands)

	Common Stock		Series A Preferred Stock	Additional Paid-In-Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings / (Accumulated Deficit)	Total Gramercy Capital Corp.	Non-controlling interest	Total	Comprehensive Income (loss)
	Shares	Par Value								
Balance at December 31, 2009	49,885	$ 50	$ 111,205	$ 1,078,784	$ (96,038)	$ (527,821)	$ 566,180	$ 1,338	$ 567,518	
Net income (loss)	-	-	-	-	-	(22,432)	(22,432)	44	(22,388)	$ (22,432)
Change in net unrealized loss on derivative instruments	-	-	-	-	(27,170)	-	(27,170)	-	(27,170)	(27,170)
Reclassification of adjustments of net unrealized loss on securities previously available for sale	-	-	-	-	774	-	774	-	774	774
Issuance of stock - stock purchase plan	4	-	-	10	-	-	10	-	10	-
Stock based compensation - fair value	8	-	-	268	-	-	268	-	268	-
Dividends accrued on preferred stock	-	-	-	-	-	(2,336)	(2,336)	-	(2,336)	-
Balance at March 31, 2010	49,897	$ 50	$ 111,205	$ 1,079,062	$ (122,434)	$ (552,589)	$ 515,294	$ 1,382	$ 516,676	$ (48,828)

(Unaudited - in thousands, except per share data)

Market Capitalization	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Common stock:					
Common shares outstanding	49,896,808	49,884,500	49,859,322	49,848,333	49,863,831
Share price (end of period)	$ 2.79	$ 2.59	$ 2.43	$ 1.61	$ 0.97
Preferred stock:					
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$ 25	$ 25	$ 25	$ 25	$ 25
Equity market capitalization	$ 254,212	$ 244,201	$ 236,158	$ 195,256	$ 163,368
Secured and Other Debt					
Mortgage notes payable	$ 1,737,242	$ 1,743,668	$ 1,754,946	$ 1,763,690	$ 1,771,512
Mezzanine loan payable	552,989	553,522	566,442	569,122	573,464
Term loan, credit facility and repurchase facility	-	-	48,881	64,976	79,601
CDOs	2,685,917	2,705,534	2,608,230	2,608,175	2,607,759
Total secured debt	4,976,148	5,002,724	4,978,499	5,005,963	5,032,336
Junior subordinated notes / Trust preferred securities	52,500	52,500	150,000	150,000	150,000
Total unsecured debt	52,500	52,500	150,000	150,000	150,000
Total debt	$ 5,028,648	$ 5,055,224	$ 5,128,499	$ 5,155,963	$ 5,182,336
Total enterprise value (debt and equity market capitalization)	$ 5,282,860	$ 5,299,425	$ 5,364,657	$ 5,351,219	$ 5,345,704
Common Stock Price					
High	$ 4.33	$ 3.34	$ 2.97	$ 3.20	$ 1.68
Low	$ 2.50	$ 2.15	$ 1.23	$ 0.98	$ 0.43

GRAMERCY CAPITAL CORP.

Debt Data

(Dollars in millions)

Mortgage/Borrowing	Number of Properties	3/31/2010 Balance (1)	Coupon Interest Rate (2)	Maturity Date
Secured Fixed-Rate Debt:				
Bank of America - BBD1	116	$346.8	5.47%	Dec-2013
Bank of America - BBD2	138	213.3	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
101 Independence	1	73.5	5.53%	Nov-2016
292 Madison (100%)	1	59.1	6.17%	Aug-2017
Pitney Bowes - Bank of America	70	47.2	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	39.8	6.17%	Feb-2013
Beaver Valley	1	39.2	5.06%	Jan-2015
FSI 6000D	16	31.3	5.80%	Jun-2017
FSI 6000B	16	30.0	5.80%	Jun-2017
FSI 6000A	15	26.4	6.80%	Oct-2017
FSI 6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wells Fargo A (formerly Wachovia A)	23	21.2	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	14.0	8.29%	Aug-2010 (3)
Debt With Principal Balance < $3 Million	30	38.2	5.90%	n/a
Total Secured Fixed-Rate Debt	**474**	**$1,246.2**	**5.74%**	**n/a**
Unsecured Fixed-Rate Debt:				
Junior Subordinate Notes (4)	n/a	$52.5	0.50%	Jun-2035
Total Unsecured Fixed-Rate Debt		**$52.5**	**0.50%**	**n/a**
Total Fixed-Rate Debt	**474**	**$1,298.7**	**5.53%**	**n/a**
Secured Floating-Rate Debt:				
CDO 2007-1	n/a	$1,018.0	3m L+0.460%	Aug-2056 (5)
CDO 2006-1	n/a	885.4	3m L+0.370%	Jul-2041 (5)
CDO 2005-1	n/a	782.5	3m L+0.490%	Jul-2035 (5)
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	461.3	1m L+5.430%	Mar-2011 (6)
Goldman/Citigroup/SL Green Mortgage	196	241.3	1m L+2.218%	Mar-2011 (6)
PB Capital Mortgage	43	234.9	1m L+1.879%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	91.7	1m L+6.230%	Mar-2011 (6)
Total Secured Floating-Rate Debt	**239**	**$3,715.1**		**n/a**
Unsecured Floating-Rate Debt:				
Total Unsecured Floating-Rate Debt	**0**	**$0.0**	**n/a**	**n/a**
Total Floating-Rate Debt	**239**	**$3,715.1**		**n/a**
Total Debt	**713**	**$5,013.8**		**n/a**

% Secured Debt Balance to Total Debt	**99.0%**
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)	**49.0%**

(1) Current principal balance shown does not include GAAP FMV adjustments or discount/premium amounts.
(2) Coupon interest rate is the stated coupon and is not adjusted for our hedging activity.
(3) Anticipated Repayment Date listed. Maturity date is 8/11/2030.
(4) Fixed interest rate of 0.5% per annum ending 1/29/12, and a fixed interest rate of 7.5% per annum thereafter through maturity.
(5) Maturity dates listed are stated final maturities.
(6) Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date.

GRAMERCY CAPITAL CORP.

Debt Amortization Schedule by Years

(Dollars in millions)

Debt Summary						Remaining Debt Amortization							
Mortgage/Borrowing		Number of Properties	3/31/2010 Principal Balance (9)	Coupon Interest Rate (10)	Remaining Term (Yrs)	2010	2011	2012	2013	2014	2015 Through 2019	2020 Through 2024	> 2024
CDO 2007-1	(1)	n/a	$1,018.0	3m L+0.460%	46.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$1,018.0
CDO 2006-1	(1)	n/a	885.4	3m L+0.370%	31.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	885.4
CDO 2005-1	(1)	n/a	782.5	3m L+0.490%	25.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	782.5
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	461.3	1m L+5.200%	0.9	0.0	461.3	0.0	0.0	0.0	0.0	0.0	0.0
Bank of America - BBD1	(3)	116	346.8	5.467%	3.7	8.9	12.6	13.2	312.1	0.0	0.0	0.0	0.0
Goldman/Citigroup/SL Green Mortgage	(4)	196	241.3	1m L+1.990%	0.9	0.0	241.3	0.0	0.0	0.0	0.0	0.0	0.0
PB Capital Mortgage	(5)	43	234.9	1m L+1.650%	3.0	0.0	0.0	0.0	234.9	0.0	0.0	0.0	0.0
Bank of America - BBD2		138	213.3	5.963%	9.4	2.9	4.1	4.4	4.7	4.9	192.3	0.0	0.0
Dana - Bank of America		15	180.0	5.610%	7.8	0.0	0.0	0.0	0.0	0.0	180.0	0.0	0.0
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	$91.7	1m L+6.000%	0.9	0.0	91.7	0.0	0.0	0.0	0.0	0.0	0.0
101 Independence		1	73.5	5.527%	6.6	1.1	1.4	1.6	1.7	1.8	65.9	0.0	0.0
292 Madison (100%)		1	59.1	6.170%	7.3	0.0	0.0	0.0	0.0	0.0	59.1	0.0	0.0
Junior Subordinate Notes	(6)	n/a	52.5	0.500%	25.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	52.5
Pitney Bowes - Bank of America		70	47.2	5.328%	12.5	1.6	1.7	1.8	1.8	2.0	11.7	26.6	0.0
One Citizens Plaza		1	43.5	5.703%	1.8	0.0	0.0	43.5	0.0	0.0	0.0	0.0	0.0
801 Market Street		1	39.8	6.170%	2.8	0.6	0.8	0.8	37.6	0.0	0.0	0.0	0.0
Beaver Valley		1	39.2	5.055%	4.8	0.6	0.8	0.9	0.9	1.0	35.0	0.0	0.0
FSI 6000D		16	31.3	5.800%	7.2	0.2	0.4	0.4	0.4	0.5	29.4	0.0	0.0
FSI 6000B		16	30.0	5.800%	7.2	0.2	0.4	0.4	0.4	0.4	28.2	0.0	0.0
FSI 6000A		15	26.4	6.800%	7.5	0.0	0.0	0.0	0.3	0.3	25.8	0.0	0.0
FSI 6000C		15	22.7	6.800%	7.5	0.0	0.0	0.0	0.2	0.2	22.3	0.0	0.0
Pitney Bowes - Wells Fargo A (formerly Wachovia A)		23	21.2	5.496%	13.2	0.8	1.2	1.2	1.3	1.4	8.1	7.2	0.0
Sterling Bank		14	19.9	5.565%	6.8	0.0	0.0	0.0	0.0	0.0	19.9	0.0	0.0
Jenkins Court	(7)	1	14.0	8.290%	0.4	14.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Debt With Principal Balance >=$1 Million & <$3 Million	(8)	16	28.9	5.820%	3.0	0.9	1.3	8.0	18.7	0.0	0.0	0.0	0.0
Debt With Principal Balance < $1 Million		14	9.4	6.132%	4.9	0.3	0.5	4.2	3.0	0.1	0.6	0.7	0.0
Total / Weighted Avg		**713**	**$5,013.8**			**$32.1**	**$819.5**	**$80.4**	**$618.0**	**$12.6**	**$678.3**	**$34.5**	**$2,738.4**

(1) Stated coupon is the combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.
(2) Mezzanine Loan collateralized by equity interest in Gramercy Realty properties. Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date - 1M LIBOR cap of 2.00%
(3) $83.3 million is collateralized by defeasance securities.
(4) GS Mortgage Loan floating rate based on LIBOR + 199bps. Maturity date is 3/11/2011 after the Company entered into amendments on 3/9/2010 to extend the maturity date - 1M LIBOR cap of 6.00%.
(5) PB Capital Mortgage Loan floating rate based on LIBOR + 165bps.
(6) Fixed interest rate of 0.5% per annum commencing 1/30/2009 and ending 1/29/2012, and a fixed interest rate of 7.5% per annum thereafter through maturity.
(7) Anticipated Repayment Date listed. Extended Term Rate is equal to the initial term rate plus 2.00%.
(8) $4.2 million is collateralized by defeasance securities (3 Loans).
(9) Current principal balance shown does not include GAAP FMV adjustments or discount/premium amounts.
(10) Schedule does not include any impact as a result of hedging activity.

GRAMERCY
CAPITAL
CORP.

Gramercy Finance

(Dollars in thousands)

Loan Portfolio and Commercial Real Estate Securities - March 31, 2010

Type	Investment Count	Carrying Value	Percentage of Loan Portfolio	Fixed Rate: Effective Yield	Floating Rate: Effective Spread	Weighted Avg Floor	Investments Subject to Floor
Whole Loans - Floating Rate	25	$721,406	58.4%		358 bps	318 bps	$528,332
Subordinate Mortgage - Floating Rate	5	76,035	6.2%		293 bps	306 bps	30,728
Mezzanine Loans - Floating Rate	9	154,374	12.5%		540 bps	280 bps	111,699
Preferred Equity- Floating Rate	1	28,259	2.3%		326 bps	N/A	0
Total Floating Rate Investments	**40**	**$980,074**	**79.4%**		**381 bps**	**311 bps**	**$670,759**
Whole Loans - Fixed Rate	5	122,756	9.9%	6.56%			
Subordinate Mortgage - Fixed Rate	4	41,519	3.4%	6.12%			
Mezzanine Loans - Fixed Rate	4	86,539	7.0%	10.69%			
Preferred Equity - Fixed Rate	1	4,261	0.3%	7.21%			
Total Fixed Rate Investments	**14**	**255,075**	**20.6%**	**7.90%**			
Subtotal for Loan Portfolio	**54**	**$1,235,149**	**100.0%**	**7.90%**	**381 bps**	**311 bps**	**$670,759**
Real Estate Securities - Floating Rate	9	56,392	5.7%		243 bps		
Real Estate Securities - Fixed Rate	95	936,507	94.3%	8.02%			
Subtotal	**104**	**992,899**	**100.0%**	**8.02%**	**243 bps**		
Total / Average		**$2,228,048**		**7.99%**	**373 bps**	**311 bps**	**$670,759**

(Dollars in thousands)

Loan Portfolio by Current Maturity - March 31, 2010

Year	No.	Carrying Value	Percentage
2010	15	$ 364,516	29.5%
2011	22	475,316	38.5%
2012	6	165,401	13.4%
2013	0	-	-
2014	2	58,116	4.7%
Thereafter	9	171,800	13.9%
Total	**54**	**$ 1,235,149**	**100.0%**

Loan Portfolio by Fully Extended Maturity (1) - March 31, 2010

Year	No.	Carrying Value	Percentage
2010	2	$ 73,811	6.0%
2011	23	404,829	32.8%
2012	15	416,922	33.7%
2013	2	79,290	6.4%
2014	2	58,116	4.7%
Thereafter	10	202,181	16.4%
Total	**54**	**$ 1,235,149**	**100.0%**

(1) Fully Extended Maturity reflects assumption that all extension requirements are met and all options to extend are executed.

(Dollars in thousands)

By Region - March 31, 2010

Region	No. [1]		Carrying Value	Percentage
Northeast	19	$	565,031	45.7%
West	14		311,637	25.2%
South	5		123,747	10.0%
Mid-Atlantic	8		127,913	10.4%
Southwest	3		45,820	3.7%
Various [2]	4		38,941	3.2%
Midwest	1		22,060	1.8%
Total	**54**	**$**	**1,235,149**	**100.0%**

By Property Type - March 31, 2010

Property Type	No. [1]		Carrying Value	Percentage
Office	22	$	616,031	49.9%
Hotel	8		190,474	15.4%
Land - Commercial	5		148,575	12.0%
Retail	5		107,211	8.7%
Multifamily	5		77,133	6.2%
Industrial	2		48,082	3.9%
Mixed-Use	1		24,223	2.0%
Condo	2		17,295	1.4%
Other [3]	2		6,125	0.5%
Land - Residential	2		-	-
Total	**54**	**$**	**1,235,149**	**100.0%**

(1) Represents the number of Investments, not the property count of the underlying collateral.

(2) Includes interest-only strips.

(3) Includes interest-only strips and a loan to one Sponsor secured by the equity interests in seven properties.

(Dollars in thousands)

By Highest Current Rating - March 31, 2010

Rating		Balance	Percentage
AAA	$	93,900	9.5%
AA+		13,800	1.4%
AA		139,855	14.0%
AA-		26,363	2.7%
A+		84,303	8.5%
A		219,819	22.0%
A-		29,457	2.9%
BBB		146,469	14.8%
BBB-		96,037	9.7%
BB+		55,599	5.6%
BB		65,224	6.6%
B		3,690	0.4%
B-		818	0.1%
CCC-		11,664	1.2%
D		5,901	0.6%
Total	**$**	**992,899**	**100.0%**

By Lowest Current Rating - March 31, 2010

Rating		Balance	Percentage
AAA	$	50,969	5.1%
AA		52,735	5.3%
AA-		1,918	0.2%
A+		20,048	2.0%
A		23,091	2.3%
A-		8,267	0.8%
BBB+		35,398	3.6%
BBB		159,712	16.1%
BBB-		72,513	7.3%
BB+		44,771	4.5%
BB		137,706	13.9%
BB-		112,661	11.3%
B+		154,821	15.6%
B		67,104	6.8%
B-		33,621	3.4%
CCC-		6,936	0.7%
C		4,727	0.5%
D		5,901	0.6%
Total	**$**	**992,899**	**100.0%**

CMBS Rating Changes

	1Q10	4Q09	3Q09	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08
Upgrade	-	-	-	-	-	-	-	-	-
Downgrade	49,838	406,081	684,886	86,012	675,267	-	-	4,797	-
Unchanged	943,061	578,628	298,481	861,651	212,318	869,973	857,402	848,872	791,933
Total	**$ 992,899**	**$984,709**	**$983,367**	**$947,663**	**$887,585**	**$869,973**	**$857,402**	**$853,670**	**$791,933**

Includes ratings actions taken by Moody's, S&P or Fitch.

(Dollars in thousands)

	No. of Securities	Current Carrying Value	% of Portfolio Carrying Value	Current Market Value (1)	% of Portfolio Market Value
Less than 1 year	1	$ 13,800	1.4%	$ 13,300	2.2%
1 - 5 years	6	88,900	9.0%	67,764	10.5%
5 - 10 years	95	884,298	89.0%	561,059	87.3%
Thereafter	2	5,901	0.6%	241	0.0%
Total	**104**	**$ 992,899**	**100.0%**	**$ 642,364**	**100.0%**

(1) Based on dealer indications, except for two mark-to-model (Level 3) securities.

GRAMERCY CAPITAL CORP.

(Dollars in thousands)

By Region - March 31, 2010

Region		Balance	Percentage
Northeast	$	228,804	23.2%
West		188,757	19.2%
South		168,893	17.1%
Southwest		134,371	13.6%
Midwest		133,342	13.5%
Mid-Atlantic		128,496	13.0%
Other (1)		1,532	0.2%
US Territories (2)		1,439	0.2%
Various		453	0.0%
Total (3)	**$**	**986,088**	**100.0%**

By Property Type - March 31, 2010

Property Type		Balance	Percentage
Office	$	350,940	35.6%
Retail		238,353	24.2%
Multifamily(4)		174,301	17.7%
Hotel		100,392	10.2%
Industrial		58,888	6.0%
Mixed-Use		35,929	3.6%
Other		13,998	1.4%
Self Storage		12,698	1.2%
Condo		588	0.1%
Total (3)	**$**	**986,088**	**100.0%**

(1) Includes seven properties located outside of the U.S. and U.S. Territories.
(2) Includes properties located in Puerto Rico and Guam.
(3) Does not include $6.81 million of REIT debt that also serves as collateral for one bond.
(4) Includes Multifamily and Manufactured Housing.

GRAMERCY
CAPITAL
CORP.

Gramercy Realty

(Unaudited - in thousands) *

Assets	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Real estate investments, at cost:					
Land	$ 828,786	$ 830,304	$ 823,399	$ 824,202	$ 826,570
Building and improvements	2,426,128	2,424,354	2,415,422	2,410,976	2,414,527
Total real estate investment, cost	3,254,914	3,254,658	3,238,821	3,235,178	3,241,097
Less: accumulated depreciation	(122,739)	(107,409)	(91,856)	(76,692)	(61,493)
Total real estate investment, net	3,132,175	3,147,249	3,146,965	3,158,486	3,179,604
Cash and cash equivalents	27,570	33,544	64,664	53,461	45,066
Restricted cash	80,997	79,527	83,375	83,294	77,978
Pledged government securities, net	96,168	97,286	98,337	99,447	100,483
Investment in joint venture	5,729	6,386	7,970	8,629	9,311
Other assets held for sale, net	641	841	94,637	104,897	112,281
Tenant and other receivables	57,245	50,137	27,878	20,625	27,005
Derivative instruments, at fair value	31	-	-	-	-
Acquired lease assets	435,659	450,436	465,502	480,012	499,652
Deferred costs, net	9,936	5,397	7,524	9,877	12,334
Other assets	18,393	12,476	18,068	14,581	19,792
Total assets	$ 3,864,544	$ 3,883,279	$ 4,014,920	$ 4,033,309	$ 4,083,506

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity

(Unaudited - in thousands) *

Liabilities and Stockholders' Equity	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Liabilities:					
Mortgage notes payable to an affiliate	$ 96,979	$ 99,666	$ 100,775	$ 104,367	$ 110,898
Mortgage and mezzanine notes payable	2,231,132	2,238,092	2,262,289	2,273,713	2,285,877
Total debt	2,328,111	2,337,758	2,363,064	2,378,080	2,396,775
Accrued interest	7,589	6,666	8,896	8,217	8,004
Accounts payable and accrued expenses	48,745	55,100	62,950	56,720	53,210
Deferred revenue	174,268	161,306	94,373	87,896	99,683
Below market lease liabilities, net	751,009	770,781	795,833	816,012	845,769
Leasehold interests liabilities, net	17,527	18,203	18,880	19,556	20,361
Liabilities related to assets held for sale	263	238	59,584	61,332	60,372
Total liabilities	3,327,512	3,350,052	3,403,580	3,427,813	3,484,174
Stockholders' equity:					
Investment by Gramercy Capital Corp.	805,037	805,037	805,200	805,200	805,200
Accumulated other comprehensive income (loss)	31	-	-	-	-
Due to Gramercy Capital Corp.	(252,458)	(252,949)	(196,331)	(198,586)	(200,365)
Retained earnings	(16,817)	(20,056)	(140)	(3,691)	(8,235)
Total Gramercy Realty equity	535,793	532,032	608,729	602,923	596,600
Non-controlling interest	1,239	1,195	2,611	2,573	2,732
Total stockholders' equity	537,032	533,227	611,340	605,496	599,332
Total liabilities and stockholders' equity	$ 3,864,544	$ 3,883,279	$ 4,014,920	$ 4,033,309	$ 4,083,506

* Does not include the presentation requirements of ASC 810-10 relating to the segregation of Consolidated Variable Interest Entities.

Gramercy Realty – Comparative Statements of Operations

(Unaudited - in thousands)

	Quarter Ended				
	March 31, 2010 *	December 31, 2009 *	September 30, 2009 *	June 30, 2009 *	March 31, 2009 *
Revenues:					
Rental revenue	$ 77,747	$ 81,092	$ 77,990	$ 81,204	$ 78,182
Operating expense reimbursements	28,933	29,217	30,722	29,672	30,517
Interest and other income	1,515	761	804	967	988
Total revenues	108,195	111,070	109,516	111,843	109,687
Operating expenses:					
Ground rents and leasehold obligations	4,657	4,570	4,743	4,263	4,628
Real estate taxes	10,536	9,831	10,266	9,736	9,888
Utilities	9,993	11,328	11,363	9,132	10,272
Property and leasehold impairments		13,327	1,076	1,362	3,105
Other property operating expenses	19,195	23,942	17,921	19,392	20,770
Direct billable expenses	1,639	(275)	2,466	2,097	2,162
Total operating expenses	46,020	62,723	47,835	45,982	50,825
Net operating income	62,175	48,347	61,681	65,861	58,862
Other expenses:					
Marketing, general and administrative	1,683	2,458	1,528	1,800	879
Total other expenses	1,683	2,458	1,528	1,800	879
EBITDA	60,492	45,889	60,153	64,061	57,983
Interest expense	29,811	30,876	31,493	31,529	32,771
Depreciation and amortization	27,530	27,435	26,761	29,342	27,045
Income (loss) before equity in loss from unconsolidated joint venture and non-controlling interest	3,151	(12,422)	1,899	3,190	(1,833)
Equity in net income (loss) from unconsolidated joint ventures	(657)	(662)	(659)	(675)	(641)
Net income (loss) from continuing operations	$ 2,494	$ (13,084)	$ 1,240	$ 2,515	$ (2,474)
Net income (loss) from discontinued operations	$ (251)	$ (6,842)	$ 415	$ 465	$ (1,555)
Net gains from disposals	1,041	183	1,934	1,620	358
Net income (loss) from discontinued operations	790	(6,659)	2,349	2,085	(1,197)
Net (income) loss attributed to non-controlling interest	(44)	(174)	(38)	(55)	(20)
Net income (loss)	$ 3,240	$ (19,917)	$ 3,551	$ 4,545	$ (3,691)

* Reflects properties reclassified during Q1 2010 to Discontinued Operations.

GRAMERCY CAPITAL CORP.

(Unaudited - in thousands)

	Quarter Ended				
	March 31, 2010 *	December 31, 2009 *	September 30, 2009 *	June 30, 2009 *	March 31, 2009 *
Property operating NOI					
NOI from continuing operations	$ 62,175	$ 48,347	$ 61,681	$ 65,861	$ 58,862
NOI from discontinued operations	(241)	(5,567)	1,358	1,417	(164)
Total property operating NOI	61,934	42,780	63,039	67,278	58,698
NOI from joint ventures	1,357	1,352	1,359	1,357	1,377
GAAP NOI	63,291	44,132	64,398	68,635	60,075
Add:					
Straightline rental income	8,139	5,901	5,828	9,405	7,468
Straightline rental expense / leasehold amortization	(544)	(541)	(516)	(626)	(505)
Amortization of fair market rental adjustment, net	(16,850)	(22,188)	(16,632)	(23,087)	(18,759)
Property impairments	257	21,644	2,066	2,656	5,774
Other non-cash expenses	46	45	44	43	42
Cash NOI	$ 54,339 (1)	$ 48,993	$ 55,258	$ 57,026	$ 54,095
Components of debt service					
Interest expense	28,814	29,935	30,493	30,546	31,501
Interest expense on joint ventures	970	985	1,005	997	976
Fixed amortization of principal payments	5,348	7,302	5,854	5,371	5,949
Total consolidated debt service	$ 35,132	$ 38,222	$ 37,352	$ 36,914	$ 38,426

* Adjusted for properties subsequently reclassified to Discontinued Operations.

(1) Cash NOI does not include adjustments for prepaid rents. Cash NOI includes $10,097 ($40,388 annually) of rent from Bank of America for the Dana Portfolio, which was prepaid in December 2009. Under terms of that lease, Bank of America is required to make future annual base rental payments of approximately $3.0 million in January 2011 and no annual base rental payments from 2012 through lease expiration in June 2022.

GRAMERCY CAPITAL CORP.

Gramercy Realty – Portfolio Summary

Gramercy Realty Portfolio	Gramercy Realty Portfolio, as of Dec. 31, 2009	Dispositions	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments (3)	Gramercy Realty Portfolio, as of March 31, 2010
Number of Properties	913	(7)			1	907
Branches	583	(4)			-	579
Office Buildings	324	-			1	325
Land	6	(3)			-	3
Rentable Sq. Ft.	25,573,648	(14,312)			(3,718)	25,555,618
Branches	3,726,399	(14,312)			-	3,712,087
Office Buildings	21,847,249	-			(3,718)	21,843,531
Leased Sq. Ft.	21,959,282	(14,312)	30,686	(162,628)	(16,998)	21,796,030
Branches	3,187,921	(14,312)	4,255	(24,775)	(475)	3,152,614
Office Buildings	18,771,361	-	26,431	(137,853)	(16,523)	18,643,416
% Leased	85.9%					85.3%
% of Base Revenue from:						
Financial Institutions	79.6%					79.2%
"A" Rated Tenants (1)	68.4%					69.1%
Net Leases	74.7%					74.4%
Lease Expiration (% of Base Rent within Next Twelve Months) (2)	6.5%					4.2%
Weighted Average Remaining Lease Term (years)	9.3					9.2

(1) Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.
(2) Includes noticed Shedding Space as expiring on shed effective date.
(3) Includes the assumption of a leasehold interest in a building previuosly sold.

Gramercy Realty – Portfolio Summary – Core, Value-Add and Held for Sale

Core	Gramercy Realty Core Assets, as of Dec. 31, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of March 31, 2010
Number of Properties	642	(4)	-				638
Branches	446	(4)	-				442
Office Buildings	196	-	-				196
Land	-	-	-				-
Rentable Sq. Ft.	20,086,243	(14,312)	-			(19,653)	20,052,278
Branches	2,785,635	(14,312)	-			-	2,771,323
Office Buildings	17,300,608	-	-			(19,653)	17,280,955
Leased Sq. Ft.	18,576,596	(14,312)	-	3,955	(140,787)	(16,523)	18,408,929
Branches	2,701,099	(14,312)	-	581	(17,667)	-	2,669,701
Office Buildings	15,875,497	-	-	3,374	(123,120)	(16,523)	15,739,228
% Leased	92.5%						91.8%
% of Base Revenue from:							
Financial Institutions	82.1%						82.0%
"A" Rated Tenants (1)	72.3%						72.9%
Net Leases	77.1%						77.0%
Lease Expiration (% of Base Rent within Next Twelve Months) (2)	6.9%						4.2%
Weighted Average Remaining Lease Term (years)	9.5						9.4

Value-Add	Gramercy Realty Value-Add Assets, as of Dec. 31, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments (3)	Gramercy Realty Value-Add Assets, as of March 31, 2010
Number of Properties	269	(2)	(1)			1	267
Branches	137	-	-			-	137
Office Buildings	127	-	-			1	128
Land	5	(2)	(1)			-	2
Rentable Sq. Ft.	5,474,091	-	-			15,935	5,490,026
Branches	940,764	-	-			-	940,764
Office Buildings	4,533,327	-	-			15,935	4,549,262
Leased Sq. Ft.	3,373,952	-	-	26,731	(21,841)	(475)	3,378,367
Branches	486,822	-	-	3,674	(7,108)	(475)	482,913
Office Buildings	2,887,130	-	-	23,057	(14,733)	-	2,895,454
% Leased	61.6%						61.5%
% of Base Revenue from:							
Financial Institutions	64.2%						62.5%
"A" Rated Tenants (1)	44.2%						45.7%
Net Leases	60.3%						58.3%
Lease Expiration (% of Base Rent within Next Twelve Months) (2)	3.8%						4.3%
Weighted Average Remaining Lease Term (years)	8.5						8.2

Held for Sale	Gramercy Realty HFS Assets, as of Dec. 31, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of March 31, 2010
Number of Properties	2	(1)	1				2
Branches	-	-	-				-
Office Buildings	1	-	-				1
Land	1	(1)	1				1
Rentable Sq. Ft.	13,314	-	-			-	13,314
Branches	-	-	-			-	-
Office Buildings	13,314	-	-			-	13,314
Leased Sq. Ft.	8,734	-	-	-	-	-	8,734
Branches	-	-	-	-	-	-	-
Office Buildings	8,734	-	-	-	-	-	8,734
% Leased	65.6%						65.6%
% of Base Revenue from:							
Financial Institutions	100.0%						100.0%
"A" Rated Tenants (1)	0.0%						0.0%
Net Leases	100.0%						100.0%
Lease Expiration (% of Base Rent within Next Twelve Months) (2)	100.0%						100.0%
Weighted Average Remaining Lease Term (years)	0.9						0.7

(1) Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.
(2) Includes noticed Shedding Space as expiring on shed effective date.
(3) Includes the assumption of a leasehold interest in a building previously sold.

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Virginia	45	2,743,133	2,238,513	504,620	18.4%
Maryland	7	1,041,138	655,911	385,227	37.0%
Florida	142	3,115,156	2,748,427	366,729	11.8%
Illinois	14	1,432,194	1,110,619	321,575	22.5%
New York	14	620,872	375,375	245,497	39.5%
Texas	44	711,222	509,806	201,416	28.3%
New Jersey	61	1,266,455	1,071,358	195,097	15.4%
North Carolina	178	4,268,370	4,105,984	162,386	3.8%
Georgia	67	1,499,691	1,346,372	153,319	10.2%
Missouri	20	649,321	510,430	138,891	21.4%
	592	17,347,552	14,672,795	2,674,757	

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	69	740,804	-	740,804
90-99% Vacant	-	-	-	-
80-89% Vacant	2	431,749	66,769	364,980
70-79% Vacant	7	159,232	43,376	115,856
60-69% Vacant	14	315,774	113,619	202,155
50-59% Vacant	25	514,708	231,915	282,793
40-49% Vacant	47	1,069,552	594,860	474,692
30-39% Vacant	42	1,094,390	711,333	383,057
20-29% Vacant	55	2,646,269	1,958,629	687,640
10-19% Vacant	31	2,019,752	1,686,210	333,542
1-9% Vacant	29	3,780,799	3,606,730	174,069
No Vacancy	583	12,782,589	12,782,589	-
Portfolio Total	904	25,555,618	21,796,030	3,759,588

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	54	14,546,172	13,077,785	1,468,387	10.1%
50,000 to 99,999 SF	27	1,995,601	1,463,694	531,907	26.7%
20,000 to 49,999 SF	132	3,734,140	2,880,588	853,552	22.9%
10,000 to 19,999 SF	228	3,195,377	2,596,777	598,600	18.7%
Under 10,000 SF	463	2,084,328	1,777,186	307,142	14.7%
Portfolio Total	904	25,555,618	21,796,030	3,759,588	14.7%

Land parcels are excluded from property totals.

Gramercy Realty – Portfolio Vacancies – Branch and Office

Branch

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Florida	90	565,846	473,073	92,773	16.4%
Pennsylvania	38	237,872	157,986	79,886	33.6%
Georgia	47	287,089	228,423	58,666	20.4%
Virginia	28	193,354	140,152	53,202	27.5%
North Carolina	157	766,033	716,065	49,968	6.5%
New Jersey	45	218,065	182,689	35,376	16.2%
Missouri	6	75,221	45,246	29,975	39.8%
Washington	9	96,029	69,445	26,584	27.7%
California	47	484,028	459,668	24,360	5.0%
South Carolina	16	116,131	92,124	24,007	20.7%
	483	3,039,668	2,564,871	474,797	

Top Ten Branch Vacancies

Property Name	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Hanover	16,565	-	16,565	100.0%
Norristown	19,506	7,614	11,892	61.0%
Port of Houston	10,800	-	10,800	100.0%
Arlington Expressway	10,050	-	10,050	100.0%
Aurora Main	9,660	-	9,660	100.0%
Hull Street - Midlothian	9,392	-	9,392	100.0%
Goodwater	9,332	-	9,332	100.0%
Woodbury Main	9,002	-	9,002	100.0%
Mount Carmel	12,182	3,622	8,560	70.3%
Veterans Parkway - Columbus	8,358	-	8,358	100.0%
	114,847	11,236	103,611	

0.4% of portfolio sq. ft.	2.8% of portfolio vacancy
3.1% of branch sq. ft.	18.5% of branch vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	62	270,445	-	270,445
90-99% Vacant	-	-	-	-
80-89% Vacant	-	-	-	-
70-79% Vacant	2	22,882	6,014	16,868
60-69% Vacant	1	19,506	7,614	11,892
50-59% Vacant	6	62,801	28,762	34,039
40-49% Vacant	18	193,829	104,740	89,089
30-39% Vacant	16	155,364	101,555	53,809
20-29% Vacant	16	201,222	151,598	49,624
10-19% Vacant	11	139,391	116,074	23,317
1-9% Vacant	5	53,898	51,508	2,390
No Vacancy	442	2,594,751	2,594,751	-
BranchTotal	**579**	**3,712,087**	**3,152,614**	**559,473**

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	-	-	-	-	-
50,000 to 99,999 SF	-	-	-	-	-
20,000 to 49,999 SF	5	142,964	142,964	-	-
10,000 to 19,999 SF	124	1,563,647	1,300,964	262,683	16.8%
Under 10,000 SF	450	2,005,476	1,708,686	296,790	14.8%
BranchTotal	**579**	**3,712,087**	**3,152,614**	**559,473**	**15.1%**

Land parcels are excluded from property totals.

Office

Top Ten Vacancies by State

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Virginia	17	2,549,779	2,098,361	451,418	17.7%
Maryland	7	1,041,138	655,911	385,227	37.0%
Illinois	11	1,408,365	1,090,808	317,557	22.5%
Florida	52	2,549,310	2,275,354	273,956	10.7%
New York	7	563,333	332,155	231,178	41.0%
Texas	22	521,250	330,634	190,616	36.6%
New Jersey	16	1,048,390	888,669	159,721	15.2%
North Carolina	21	3,502,337	3,389,919	112,418	3.2%
Missouri	14	574,100	465,184	108,916	19.0%
Tennessee	9	235,680	134,962	100,718	42.7%
	176	13,993,682	11,661,957	2,331,726	

Top Ten Office Vacancies

Property Name	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Calvert Center - Baltimore	411,731	63,104	348,627	84.7%
Bank of America - Chicago	983,778	817,970	165,808	16.9%
Nations Bank Center - Richmond	540,201	381,019	159,182	29.5%
Broadway - Albany	111,693	-	111,693	100.0%
Wheat Innsbrook II - Glen Allen	103,603	-	103,603	100.0%
Wheat Innsbrook I - Glen Allen	88,584	-	88,584	100.0%
Downtown St. Petersburg	87,755	-	87,755	100.0%
Exchange Street - Malden	314,156	232,914	81,242	25.9%
Peoria Main	243,611	171,946	71,665	29.4%
Harborside - Jersey City	311,829	245,924	65,905	21.1%
	3,196,941	1,912,877	1,284,064	

12.5% of portfolio sq. ft.	34.2% of portfolio vacancy
14.6% of office sq. ft.	40.1% of office vacancy

Portfolio by Percent Vacant

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.
Vacant	7	462,359	-	462,359
90-99% Vacant	-	-	-	-
80-89% Vacant	2	431,749	66,769	364,980
70-79% Vacant	5	136,350	37,362	98,988
60-69% Vacant	13	296,268	106,005	190,263
50-59% Vacant	19	451,907	203,153	248,754
40-49% Vacant	29	875,723	490,120	385,603
30-39% Vacant	26	939,026	609,778	329,248
20-29% Vacant	39	2,445,047	1,807,031	638,016
10-19% Vacant	20	1,880,361	1,570,136	310,225
1-9% Vacant	24	3,726,903	3,555,224	171,679
No Vacancy	141	10,197,838	10,197,838	-
Office Total	**325**	**21,843,531**	**18,643,416**	**3,200,115**

Vacancy by Building Size

	Number of Properties	Rentable Sq. Ft.	Leased Sq. Ft.	Vacant Sq. Ft.	% Vacant
Over 100,000 SF	54	14,546,172	13,077,785	1,468,387	10.1%
50,000 to 99,999 SF	27	1,995,601	1,463,694	531,907	26.7%
20,000 to 49,999 SF	127	3,591,176	2,737,624	853,552	23.8%
10,000 to 19,999 SF	104	1,631,730	1,295,813	335,917	20.6%
Under 10,000 SF	13	78,852	68,500	10,352	13.1%
Office Total	**325**	**21,843,531**	**18,643,416**	**3,200,115**	**14.7%**

Gramercy Realty Portfolio


Lease Expiration - 2010 to 2014
Sq. Ft.
1,500,000
1,000,000
500,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.03%
2.70%
4.93%
6.49%
4.16%
4.19%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Portfolio Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	73	281,995	1.10%	0.03%
Q2 2010	40	245,226	0.96%	0.38%
Q3 2010	53	584,402	2.29%	1.30%
Q4 2010	38	296,934	1.16%	1.02%
Q1 2011	38	246,509	0.96%	1.51%

Includes noticed Shedding Space as expiring on shed effective date.
Leases for parking, signs, antennae, etc. are excluded.

Branch


Lease Expiration - 2010 to 2014
Sq. Ft.
400,000
200,000
0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.01%
1.97%
9.63%
4.59%
7.23%
4.15%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Branch Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Branch Base Rent
Monthly	10	10,235	0.28%	0.01%
Q2 2010	3	10,518	0.28%	0.07%
Q3 2010	22	114,807	3.09%	1.54%
Q4 2010	7	15,938	0.43%	0.36%
Q1 2011	11	29,403	0.79%	0.92%

Office


Lease Expiration - 2010 to 2014
Sq. Ft.
1,500,000
1,000,000
500,000
0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
% of Base Rent
0.04%
2.91%
3.60%
7.03%
3.29%
4.20%
Monthly
2010
2011
2012
2013
2014
Rentable Sq. Ft.
% of Office Base Rent

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Office Rentable Sq. Ft.	% of Office Base Rent
Monthly	63	271,760	1.24%	0.04%
Q2 2010	37	234,708	1.07%	0.47%
Q3 2010	31	469,595	2.15%	1.23%
Q4 2010	31	280,996	1.29%	1.21%
Q1 2011	27	217,106	0.99%	1.68%

Includes noticed Shedding Space as expiring on shed effective date.
Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

	Tenants / Financial Institutions	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	366	11,181,758	43.8%	43.5%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	131	4,515,076	17.7%	13.6%
3	Regions Financial Corporation	Baa3	71	653,604	2.6%	2.8%
4	Citizens Financial Group	A1	9	267,585	1.0%	2.7%
5	General Services Administration (GSA)	Aaa	6	252,102	1.0%	2.2%
6	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.0%	2.1%
7	Branch Banking & Trust Co. (BB&T)	Aa2	22	391,936	1.5%	1.7%
8	KeyBank National Association	A2	31	144,218	0.6%	1.4%
9	Citco Fund Services (USA), Inc.	NR	1	104,343	0.4%	1.1%
10	Fifth Third Bancorp	Baa1	16	60,791	0.2%	0.9%
			654	**17,834,471**	**69.8%**	**72.0%**

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

	States	Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI
1	North Carolina	178	4,268,370	16.7%	96.2%	20.6%
2	Florida	142	3,115,156	12.2%	88.2%	13.9%
3	Virginia	45	2,743,133	10.7%	81.6%	12.4%
4	Georgia	67	1,499,691	5.9%	89.8%	6.4%
5	Pennsylvania	46	1,470,529	5.8%	91.4%	6.0%
6	California	95	1,512,021	5.9%	92.2%	5.8%
7	Maryland	7	1,041,138	4.1%	63.0%	5.1%
8	Illinois	14	1,432,194	5.6%	77.5%	3.7%
9	Delaware	2	378,723	1.5%	100.0%	2.9%
10	South Carolina	23	586,058	2.3%	91.7%	2.7%
		619	**18,047,013**	**70.7%**	**87.9%**	**79.5%**

Land parcels are excluded from property totals.

Top Ten Tenants by Percent of Base Rent

Branch

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	168	1,187,837	32.0%	4.6%	22.0%	4.8%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	87	567,613	15.3%	2.2%	16.0%	3.5%
3	KeyBank National Association	A2	31	144,218	3.9%	0.6%	6.3%	1.4%
4	Branch Banking & Trust Co. (BB&T)	Aa2	19	118,046	3.2%	0.5%	4.9%	1.1%
5	Regions Financial Corporation	Baa3	19	77,431	2.1%	0.3%	4.6%	1.0%
6	Fifth Third Bancorp	Baa1	16	60,791	1.6%	0.2%	4.2%	0.9%
7	Sterling Bank	NR	13	105,977	2.9%	0.4%	3.2%	0.7%
8	SunTrust	Baa1	8	28,986	0.8%	0.1%	3.1%	0.7%
9	RBC Bank	Aa3	9	39,125	1.1%	0.2%	3.1%	0.7%
10	Sovereign Bank	Baa1	9	48,350	1.3%	0.2%	2.5%	0.5%
			379	**2,378,374**	**64.2%**	**9.3%**	**69.9%**	**15.3%**

Office

	Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office Base Rent	% of Portfolio Base Rent
1	Bank of America, N.A.	Aa3	198	9,993,921	45.8%	39.1%	49.5%	38.6%
2	Wells Fargo Bank, N.A. (successor by merger to Wachovia Bank, N.A.)	Aa2	44	3,947,463	18.1%	15.4%	12.9%	10.1%
3	Citizens Financial Group	A1	4	241,427	1.1%	0.9%	3.1%	2.4%
4	General Services Administration (GSA)	Aaa	6	252,102	1.2%	1.0%	2.9%	2.2%
5	Zurich Financial Services Group (as assignee of American International Group, Inc.)	NR	1	263,058	1.2%	1.0%	2.7%	2.1%
6	Regions Financial Corporation	Baa3	52	576,173	2.6%	2.3%	2.3%	1.8%
7	Citco Fund Services (USA), Inc.	NR	1	104,343	0.5%	0.4%	1.4%	1.1%
8	Robinson, Bradshaw & Hinson PA	NR	1	120,606	0.6%	0.5%	1.1%	0.8%
9	PNC Bank (includes former National City Bank)	A1	5	136,686	0.6%	0.5%	1.0%	0.8%
10	Branch Banking & Trust Co. (BB&T)	Aa2	3	273,890	1.3%	1.1%	0.8%	0.6%
			315	**15,909,669**	**73.0%**	**62.2%**	**77.7%**	**60.5%**

* Ratings by Moody's. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of NOI

Branch

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Branch Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Branch NOI	% of Portfolio NOI
1	North Carolina	157	766,033	93.5%	20.6%	3.0%	25.8%	5.6%
2	Florida	90	565,846	83.6%	15.2%	2.2%	22.2%	4.9%
3	Georgia	47	287,089	79.6%	7.7%	1.1%	9.3%	2.0%
4	California	47	484,028	95.0%	13.0%	1.9%	9.0%	2.0%
5	Ohio	33	168,700	94.4%	4.5%	0.7%	7.3%	1.6%
6	Texas	22	189,972	94.3%	5.1%	0.7%	6.1%	1.3%
7	New Jersey	45	218,065	83.8%	5.9%	0.9%	6.0%	1.3%
8	South Carolina	16	116,131	79.3%	3.1%	0.5%	4.3%	0.9%
9	Pennsylvania	38	237,872	66.4%	6.4%	0.9%	3.1%	0.7%
10	Virginia	28	193,354	72.5%	5.2%	0.8%	2.9%	0.6%
		523	**3,227,090**	**86.4%**	**86.7%**	**12.7%**	**96.0%**	**20.9%**

Office

	States	Number of Properties	Rentable Sq. Ft.	% Leased	% of Office Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Office NOI	% of Portfolio NOI
1	North Carolina	21	3,502,337	96.8%	16.0%	13.7%	19.2%	15.0%
2	Virginia	17	2,549,779	82.3%	11.7%	10.0%	15.1%	11.8%
3	Florida	52	2,549,310	89.3%	11.7%	10.0%	11.5%	9.0%
4	Pennsylvania	8	1,232,657	96.2%	5.6%	4.8%	6.9%	5.4%
5	Maryland	7	1,041,138	63.0%	4.8%	4.1%	6.5%	5.1%
6	Georgia	20	1,212,602	92.2%	5.6%	4.7%	5.5%	4.3%
7	California	48	1,027,993	91.0%	4.7%	4.0%	4.9%	3.8%
8	Illinois	11	1,408,365	77.5%	6.4%	5.5%	4.4%	3.5%
9	Delaware	2	378,723	100.0%	1.7%	1.5%	3.7%	2.9%
10	Rhode Island	3	422,456	97.9%	1.9%	1.7%	3.2%	2.5%
		189	**15,325,360**	**88.4%**	**70.1%**	**60.0%**	**80.9%**	**63.3%**

Land parcels are excluded from property totals.

Gramercy Realty
Dispositions Report
Date of Inventory 3/31/2010
For Dispositions between 1/1/2010 and 3/31/2010

Property	Property Name	Property Type	Own. Code	Address	City	State	Zip Code	Disposition Date	Rentable SF	Leased SF	% Leased
3696	Bordentown	Branch	Own	213 Route 206 (Crosswicks St)	Bordentown	NJ	08505	3/8/2010	2,950	2,950	100.0%
3726	Copperfield	Branch	Own	6611 Highway 6 North	Houston	TX	77084	3/12/2010	4,635	4,635	100.0%
4146	Hospital/Abandoned	Branch	Own	2430 Heritage Street	Kinston	NC	28504	3/18/2010	2,145	2,145	100.0%
3699	The Woodlands	Branch	Own	1430 Research Forest Drive	Shenandoah	TX	77381	3/22/2010	4,582	4,582	100.0%
	Total Number of Properties for Branch			**4**					**6,727**	**6,727**	**100.0%**
3225	N Dale Mabry/Minnehaha	Land	Own	6801 N Dale Mabry	Tampa	FL	33614	2/2/2010	-	-	-
3222	Dale City Future	Land	Own	Ridge Manor	Dade City	FL	34602	3/5/2010	-	-	-
3706	Hollywood Park	Land	Own	17115 San Pedro Avenue	San Antonio	TX	78232	3/8/2010	-	-	-
	Total Number of Properties for Land			**3**							-
	Total Number of Properties			**7**					**6,727**	**6,727**	**100.0%**

Term	Definition
Base Rent	The contractual rent, excluding Reimbursable Expenses and without Straight-lining, required to be paid by a tenant under a lease during the twelve-month period following the most recently completed calendar quarter. Base Rent reflects scheduled rental increases, decreases, lease expirations and early terminations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.
EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.
Funds From Operations (FFO)	The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.
GAAP	Generally accepted accounting principles.
Gross Revenue	Annualized Base Rent plus Reimbursable Expenses.
LIBOR	London Interbank Offered Rate.
REIT	Real estate investment trust.
Reimbursable Expenses	The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.
Shedding Space	The whole or partial termination of a lease by a tenant pursuant to a contractual right set forth in the tenant's lease, which termination typically becomes effective after a 60 day or longer notice period and often with nominal economic consideration paid to the landlord.
Straight-lining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

RESEARCH COVERAGE - EQUITY

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219
David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

INVESTOR INFORMATION

Transfer Agent
The Bank of New York Mellon Corporation
480 Washington Blvd
Jersey City, New Jersey 07310

Investor Inquiries
Shareholders, prospective investors and analysts seeking information about the Company should direct their inquiries to:
Director of Investor Relations
Gramercy Capital Corp.
420 Lexington Avenue, Suite 1926
New York, NY 10170
212-297-1000
www.gkk.com

This information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports may change without notice.

Executive Officers

Roger M. Cozzi
Chief Executive Officer
Director, Investment Committee

Timothy J. O'Connor
President

Robert R. Foley
Chief Operating Officer

Jon W. Clark
Chief Financial Officer

Executive Vice Presidents

Michael G. Kavourias
Chief Legal Officer

Edward J. Matey Jr.
General Counsel

Independent Auditors

Ernst & Young LLP
New York, NY

Legal Counsel

Clifford Chance US LLP
New York, NY

Non-Officer Directors

Allan J. Baum
Director; Audit Committee;
Compensation Committee;
Private Investor

Marc Holliday
Director; Investment Committee;
Chief Executive Officer, SL Green Realty Corp.

Jeffrey E. Kelter
Director; Compensation Committee;
Nominating and Corporate Governance Committee;
Investment Committee;
Chief Executive Officer, KTR Capital Partners, LLC

Paul J. Konigsberg
Director; Audit Committee;
Nominating and Corporate Governance Committee;
Senior Partner and President, Konigsberg Wolf and Co., P.C.

Charles S. Laven
Director; Audit Committee;
Compensation Committee;
Nominating and Corporate Governance Committee;
President, Forsyth Street Advisors, LLC

Headquarters

420 Lexington Avenue, Suite 1926
New York, NY 10170
(212) 297-1000
(212) 297-1090 fax
www.gkk.com